United States
Securities and Exchange Commission
Washington, DC 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report: December 1, 2007
GeneLink, Inc.
(Exact Name of Registrant as Specified in its Charter)

PA	00-30518	23-2795613

(State or other	(Commission File Number)	(IRS Employer
Jurisdiction of		Identification
Incorporation)		No.)
Newport Financial Center, 123 Town Square Place, #313, Jersey City, NJ 07310
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (800) 558-4363
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Event
          On December 1, 2007, GeneLink, Inc. entered into a license and distribution agreement with Solgar, Inc. (“Solgar”), pursuant to which Solgar will distribute GeneLink’s nutritional care system to Solgar’s retail distributor network of health food and specialty natural product retailers. A copy of the press release dated December 4, 2007 making the announcement is filed as Exhibit 99.1 to this Current Report and is incorporated into this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated December 4, 2007
Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GeneLink, Inc. (Registrant)
By:	/s/ Monte E. Taylor, Jr.
Monte E. Taylor, Jr.
Chief Executive Officer

Dated: December 4, 2007

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated December 4, 2007